                                                                    Exhibit 23.1





The Board of Directors
North Shore Community Bancorp, Inc.:


We consent to the use of our reports included in (or incorporated herein by reference) and to the reference to our firm under the heading "Experts" in the prospectus.

                                                 KPMG Peat Marwick LLP


Chicago, Illinois
July 17, 1996

                                                                    Exhibit 23.1





The Board of Directors
Lake Forest Bancorp, Inc.


We consent to the use of our reports included in (or incorporated herein by reference) and to the reference to our firm under the heading "Experts" in the prospectus.

                                                 KPMG Peat Marwick LLP


Chicago, Illinois
July 17, 1996

                                                                    Exhibit 23.1





The Board of Directors
Hinsdale Bancorp, Inc.


We consent to the use of our reports included in (or incorporated herein by reference) and to the reference to our firm under the heading "Experts" in the prospectus.

                                                 KPMG Peat Marwick LLP


Chicago, Illinois
July 17, 1996

                                                                    Exhibit 23.1





The Board of Directors
Libertyville Bancorp, Inc.


We consent to the use of our reports included in (or incorporated herein by reference) and to the reference to our firm under the heading "Experts" in the prospectus.

                                                 KPMG Peat Marwick LLP


Chicago, Illinois
July 17, 1996